Exhibit 99.3

5J OILFIELD SERVICES, LLC

UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

CONTENTS

Page

UNAUDITED FINANCIAL STATEMENTS

Balance Sheets	1

Statements of Operations	2

Statements of Members’ Equity	3

Statements of Cash Flows	4

Notes to Unaudited Financial Statements	5-9

5J OILFIELD SERVICES, LLC
BALANCE SHEETS
(UNAUDITED)

	September 30,	December 31,
	2019	2018
ASSETS
CURRENT ASSETS
Cash	$12,697	$12,697
Certificate of deposit	393,577	415,934
Accounts receivable, net	8,892,823	9,838,703
Notes receivable - current portion	400,000	442,674
Prepaid expenses	201,129	310,627
TOTAL CURRENT ASSETS	9,900,226	11,020,635

PROPERTY AND EQUIPMENT (at cost)
Trucks and trailers	338,885	338,885
Furniture, fixtures and equipment	78,763	78,763
Computer equipment	47,534	47,534
Total property and equipment	465,182	465,182
Less accumulated depreciation	(309,341)	(266,816)
TOTAL NET PROPERTY AND EQUIPMENT	155,841	198,366

OTHER ASSETS
Notes receivable, net of current portion	11,537,658	11,737,658
Deposits	111,870	277,773
TOTAL OTHER ASSETS	11,649,528	12,015,431
TOTAL ASSETS	$21,705,595	$23,234,432

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,672,986	$1,857,083
Accrued expenses	2,030,424	2,297,863
Escrow deposits	199,000	188,500
State income taxes payable	22,838	29,850
Payroll liabilities	-	6,402
Credit line payable	6,267,431	3,496,466
TOTAL CURRENT LIABILITIES	10,192,679	7,876,164

MEMBERS' EQUITY	11,512,916	15,358,268
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,705,595	$23,234,432

The accompanying notes are an integral part of these unaudited financial statements.

5J OILFIELD SERVICES, LLC
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(UNAUDITED)

	For the Nine Months Ended September 30,
	2019	2018
OPERATING REVENUES	$43,050,908	$49,753,862

OPERATING EXPENSES	44,066,828	45,108,936

GROSS PROFIT (LOSS)	(1,015,920)	4,644,926

GENERAL AND ADMINISTRATIVE	2,541,475	2,428,862

INCOME (LOSS) FROM OPERATIONS	(3,557,395)	2,216,064

OTHER INCOME (EXPENSE)
Gain on sale of fixed assets	-	22,132
Interest income	186,367	189,060
Interest expense	(251,486)	(239,229)

NET OTHER INCOME (EXPENSE)	(65,119)	(28,037)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(3,622,514)	2,188,027

STATE INCOME TAX EXPENSE	(22,838)	(26,442)

NET INCOME ( LOSS)	$(3,645,352)	$2,161,585

The accompanying notes are an integral part of these unaudited financial statements.

5J OILFIELD SERVICES, LLC
STATEMENTS OF MEMBERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(UNAUDITED)

	2019	2018
MEMBERS' EQUITY AT BEGINNING OF PERIOD	15,358,268	13,886,372

Net income (loss)	(3,645,352)	2,161,585

Distributions to members	(200,000)	(150,000)

MEMBERS' EQUITY AT END OF PERIOD	$11,512,916	$15,897,957

The accompanying notes are an integral part of these unaudited financial statements.

5J OILFIELD SERVICES, LLC
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018
(UNAUDITED)

	2019	2018
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$(3,645,352)	$2,161,585
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	42,525	46,944
Amortization of loan costs	-	3,595
Bad debt expense	1,004,324	815,000
Gain on sale of fixed assets	-	(22,132)
Decrease (Increase) in accounts receivable	(58,444)	(4,120,334)
Decrease (Increase) in prepaid expenses	109,498	(26,518)
Decrease (Increase) in deposits	165,903	(521)
(Decrease) Increase in accounts payable	(185,802)	85,748
(Decrease) Increase in accrued expenses	(267,439)	728,798
(Decrease) Increase in escrow deposits	10,500	36,750
(Decrease) Increase in State income taxes payable	(7,012)	5,500
(Decrease) Increase in payroll liabilities	(6,402)	(63,262)

NET CASH PROVIDED (USED) BY OPERATING ACTIVITES	(2,837,701)	(348,847)

CASH FLOW FROM INVESTING ACTIVITIES
Decrease (Increase) in certificate of deposit	22,357	(67,806)
Decrease (Increase) in notes receivable	242,674	120,341
Purchases of property and equipment	-	(45,349)
Proceeds from disposal of equipment	-	52,350

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	265,031	59,536

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit line payable	23,440,699	23,015,683
Reduction in credit line payable	(20,668,029)	(22,576,372)
Member distributions	(200,000)	(150,000)

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	2,572,670	289,311

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	12,697	12,697

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$12,697	$12,697

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest	$219,486	$219,868
State income taxes	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

5J OILFIELD SERVICES, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

ORGANIZATION

5J Oilfield Services, LLC (the Company) is a limited liability company organized under the laws of the State of Texas on November 25, 2009 and headquartered in Palestine, Texas.

NATURE OF OPERATIONS

The Company is a contract carrier specializing in the transportation and logistical needs of the oil and gas industry. Services provided include rig mobilization, heavy hauling, compressor and production hauling and hot shot services. A substantial part of these services are provided by 5J Trucking, LLC, a related party.

SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.

Use of Estimates. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, accounts receivable and notes receivable. Amounts on deposit at a single financial institution regularly exceed the federally insured limits. As of September 30, 2019, the Company had $153,577 on deposit in excess of federally insured limits. As of December 31, 2018, the Company had $175,601 on deposit exceeding federally insured limits.

Concentration of credit risk with respect to accounts receivable and notes receivable are derived from granting credit to its customers located throughout the United States.

Accounts Receivable. Accounts receivable are recorded net of the allowance for doubtful accounts of $2,298,510 and $1,362,630 at September 30, 2019 and December 31, 2018, respectively. The allowance for doubtful accounts is based on historical experience and an evaluation of the outstanding receivables at year end. Bad debt expense for the nine months ended September 30, 2019 and 2018 was $1,004,324 and $815,000, respectively.

Property and Equipment. Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over periods ranging from five to seven years for each asset.

Maintenance and repairs are charged to expense as incurred and expenditures for major renewals and betterments are capitalized.

When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the results of operations. Depreciation expense for the nine months ended September 30, 2019 and 2018, was $42,525, respectively.

Cash and Cash Equivalents. For purposes of the statement of cash flows, the Company considers all demand deposits, money market funds, cash on hand and highly liquid investments with original maturity dates of less than three months to be cash equivalents.

Certificate of Deposit. Certificate of deposit (“CDs”) represents CDs with initial maturities of greater than three months but less than one year. They are recorded at the face value plus accrued interest, which approximates fair value.

Income Taxes. The Company is a disregarded entity for federal income tax purposes. Therefore, no provision for federal income tax has been included in the financial statements.

The Company is subject to various state income taxes. A state income tax (benefit) provision of $22,838 and $26,442 has been recorded for the nine months ended September 30, 2019 and 2018, respectively.

For federal and state income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

Members’ Liability. As a limited liability company, each member’s liability is limited to amounts reflected in their respective member equity accounts in accordance with the Operating Agreement.

Subsequent Events. The Company is required to comply with various covenants as listed in the Credit Line Payable Loan Agreement with VeraBank. The Company was not in compliance with the debt service coverage ratio requirements as of September 30, 2019, but the creditor has granted an exception and waived its rights to apply any of the remedies listed in the loan agreement at this time. The Company regained compliance in November 2019

Management has evaluated subsequent events through May 8, 2020, the date the financial statements were available to be issued.

RETIREMENT PLAN

The Company has a 401(k) plan which covers eligible employees. Participating employees may elect to contribute on a tax deferred basis, a portion of their compensation, in accordance with Section 401(k) of the Internal Revenue Code.

NOTES RECEIVABLE

Notes receivable consist of the following at September 30, 2019 and December 31, 2018:

	September 30,	December 31,
	2019	2018
One note with interest at 3% from 5J Trucking, LLC, unsecured	$11,937,658	$12,137,658
Other notes with interest at 5% to 8%, secured by equipment	-	42,674

Notes receivable	11,937,658	12,180,332
Less current portion	(400,000)	(442,674)

Notes receivable - less current portion	$11,537,658	$11,737,658

COMMITMENTS AND CONTINGENCIES

The Company has guaranteed several of 5J Trucking, LLC and Certified Crane & Rigging Services, LLC’s notes payable. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. However, if the Company were required to honor the guarantees, it would be entitled to property owned by the related entity that collateralizes the loans. As of September 30, 2019, the related parties are current with their debt payments. See table below for relevant details of each obligation:

Party	Due to	Year Final Payment Due	Balance at 9/30/19	Maximum Potential of Future Payments
5J Trucking	Equity	2019	$-	$-
5J Trucking	VeraBank	2022	746,929	820,710
5J Trucking	Mercedes-Benz	2023	1,107,135	1,235,840
5J Trucking	Mercedes-Benz	2023	290,485	328,096
5J Trucking	De Lage Landen	2024	2,555,697	2,870,367
Certified Crane	Equify	2022	2,336,368	2,570,055
Certified Crane	Equify	2022	2,003,788	2,239,988

The Company has guaranteed a Line of Credit for Certified Crane and Rigging Services, LLC with a balance of $1,469,040 as of September 30, 2019. The line of credit matures on February 16, 2020, and has a maximum borrowing amount of $2,020,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of September 30, 2019, the related party is current with its debt payments.

The Company is contingently liable in respect to lawsuits and other claims arising from the ordinary course of its operations. The Company believes that either there are meritorious defenses to substantially all such actions or that any liability that may finally be determined, net of insurance, should not have a material effect on the Company’s financial position.

CREDIT LINE PAYABLE

The Company increased their line of credit from $6,000,000 to $8,000,000 on October 4, 2017. Interest is equal to the Prime Rate plus 1.00%, but a minimum rate of 5.25% per annum. Accrued interest is payable monthly. Outstanding principal and any accrued interest was originally payable in full at maturity on October 4, 2019. The credit line is secured by all assets of the Company. The line of credit is also secured by personal guarantees of the members and 5J Trucking, LLC.

Interest expense on the lines of credit for the nine months ended September 30, 2019 and 2018, was $251,486 and $239,229, respectively.

The Company is required to comply with various covenants as listed in the Credit Line Payable Loan Agreement with VeraBank. The Company was not in compliance with the debt service coverage ratio requirements as of September 30, 2019 but regained compliance in November 2019. The lender extended the maturity date to January 4, 2020, and again until March 4, 2020. The line of credit balance was settled as part of the acquisition of the Company by SMG Industries Inc. See “Subsequent Events” below.

RELATED PARTY TRANSACTIONS

During 2019 and 2018, the Company had transactions with 5J Trucking, LLC (Trucking), 5J Properties, LLC (Properties), Certified Crane & Rigging Services, LLC (Certified Crane), Schwab Trucking, LLC (Schwab), and 903 Industries related through common ownership and management. The following is a description of the transactions with these entities for the nine months ended September 30, 2019 and 2018:

5J Trucking, LLC

-	The Company rents a majority of its trucks and substantially all of its cranes and other equipment from Trucking under cancelable five year leases. The leases provide that Trucking will receive from the Company rent for the use of the equipment equivalent to a percentage of the revenue generated by the equipment. In addition:

•	Trucking will reimburse the Company for wages paid to operators and others involved in the operation of the equipment.

•	Trucking will pay to the Company a percentage of the gross wages to cover payroll taxes and operation and administrative expenses.

•	Trucking will reimburse the Company for various expenses paid by the Company on behalf of Trucking.

•	The Company pays Trucking for the use of its terminal facilities and commissions related to job performance.

-	Accounts payable and accrued expenses include $425,121 and $346,331 due to Trucking as of September 30, 2019 and December 31, 2018, respectively.

-	Notes receivable include $11,937,658 and $12,137,658 due from Trucking as of September 30, 2019 and December 31, 2018, respectively. Interest income earned on the note was $183,829 and $188,539 during the nine months ended September 30, 2019 and 2018, respectively. See Notes Receivable for more details.

-	The Company reported $18,518,179 and $18,364,569 during the nine months ended September 30, 2019 and 2018, respectively, of expenses from Trucking.

The Company’s transactions with other related parties are summarized below:

	September 30,	December 31,
	2019	2018
Accounts receivable due from Certified Crane (included in allowance for doubtful accounts)	$1,468,923	$313,606
Accounts receviiable due from Schwab	40,258	23,948

Accounts payable due to Properties	-	13,500
Accounts payable due to Certified Crane	1,017,730	355,675

	September 30,	September 30,
	2019	2018
Operating revenue from Certified Crane	$125,902	$427,728
Contract service expense to Certified Crane	1,215,073	1,512,336
Linehaul expense to Schwab	124,642	169,476
Linehaul expense to 903 Industries	20,759	33,716
Rental expense to Properties	18,000	18,000
Bad debt expense from Certified Crane (included in General and Administrative expense)	509,324	424,894

SUBSEQUENT EVENTS

On February 27, 2020, SMG Industries, Inc. (“SMG”) purchased 100% of the outstanding membership interests of the Company and 5J Trucking for total consideration of $16,000,000, including notes payable of $3,000,000 and preferred stock issued by SMG with a face value of $6,000,000. The transaction closed on February 27, 2020, at which time each 5J company became a wholly-owned subsidiaries of SMG.